          As filed with the Securities and Exchange Commission on July 31, 1998.


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                         JULY 31, 1998 (JULY 27, 1998)



                                 MEDAREX, INC.
             (Exact name of registrant as specified in its charter)


         NEW JERSEY               0-19312              22-2822175
(State of other jurisdiction    (Commission           (IRS Employer
     of incorporation)          File Number)        Identification No.)


             1545 ROUTE 22 EAST, ANNANDALE, NEW JERSEY  08801-0953
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (908) 713-6001


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

                                 MEDAREX, INC.
                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K



Item 5.      Other Events.......................................  3

Item 7.      Financial Statements and Exhibits..................  4

Signature    ...................................................  5

          ITEM 5.   OTHER EVENTS.

          On June 11, 1998, BCC Acquisition I LLC, a Delaware limited liability company ("BCC") formed between Bay City Capital Fund I, L.P., an affiliate of Bay City Capital LLC, and various Pritzker family business interests, made an offer (the "Offer") to former shareholders (the "Holders") of GenPharm International, Inc. ("GenPharm"), to purchase the contingent payment rights (the "Rights") of such Holders to receive the remainder of the merger consideration (currently, $44,412,500) payable by Medarex, Inc., a New Jersey corporation ("Medarex"), in connection with Medarex's acquisition of GenPharm in October 1997. Under the terms of the Offer, BCC would purchase any or all of the Rights from the Holders at a 20% discount from the face value of the Rights. The Offer is contingent on at least $22,206,250 (or 50%) of the Rights being tendered for purchase. The complete terms and conditions of the Offer are set forth in the Offer to Purchase attached as Exhibit A to the Rights Exchange Agreement dated June 10, 1998 (the "Rights Exchange Agreement"), between Medarex and BCC. The Rights Exchange Agreement was filed with the Securities and Exchange Commission as Exhibit 10.81 to Medarex's Current Report on Form 8-K dated June 12, 1998.

          On July 27, 1998 Medarex and BCC announced that (i) Rights to receive approximately $25.1 million of shares of Medarex common stock had been tendered to BCC for purchase pursuant to the Offer, (ii) assuming all such Rights were validly tendered and are accepted for payment, in exchange for such Rights, BCC will receive approximately 3.7 million shares of Medarex common stock plus warrants to purchase approximately 455,000 shares, exercisable at $10 per share over a seven year term, representing 15.8% of the Company's outstanding shares, and (iii) the Offer and any withdrawal rights expired at 12:00 Midnight, New York City time, on Friday, July 24, 1998. Medarex and BCC expect to announce the final results of the Offer on or before August 3, 1998. BCC anticipates that payment for the Rights will be made on or about August 4, 1998.

          The press release with respect to these announcements is filed herewith as Exhibit 99.1.

          This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent Medarex's expectations or beliefs concerning future events. Forward-looking statements involve known and unknown risks and uncertainties and are indicated by words such as "anticipates", "expects", "believes", "plans", "could" and similar words and phrases. These risks and uncertainties include, but are not limited to, uncertainties regarding the consummation of the Offer and the transactions contemplated by the Rights Exchange Agreement, receipt of future payments, the continuation of business partnerships, development of new business opportunities and other risks that may be detailed from time to time in Medarex's periodic reports and registration statements filed with the Securities and Exchange Commission.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number         Description of Exhibit
-------        ----------------------


99.1           Press release dated July 27, 1998.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MEDAREX, INC.
                                          Registrant


Date:   July 31, 1998                        By:/s/Michael A. Appelbaum
                                                --------------------------
                                                Michael A. Appelbaum
                                                Executive Vice President -
                                                Finance and Administration,
                                                Secretary, Treasurer and
                                                Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit                                           Page
Number                Description                Number
-------               -----------                ------
99.1          Press release dated July 27, 1998.